Rocketfuel MetaFi

Next generation ***Payment Solution*** for eCommerce, Crossborder Settlement, Web3 and the Metaverse

Investor Update: November 2022

Peter M Jensen, CEO
Ben Yankowitz, CFO
Rohan Hall, CTO

ROCKETFUEL


Check Out
Vans Low Top - Burgundy
Order | 1 Item
Basket Charges
Delivery Charges
Total Amount
PAY WITH CRYPTO
ROCKETFUEL
Amazon
Total 1,222.75 USD
Choose wallet
Binance
Choose coin
Bitcoin
0.0047859 BTC
or you can pay with any wallet
You pay 0.001286 BTC
Pay with crypto

Agenda

- Reminder: What does RKFL do?
- RKFL Company Status
- Commercial Traction
- Coin offering
- Misc
- Q&A

Rocketfuel MetaFi

Next generation ***Payment Solution*** for eCommerce, Crossborder Settlement, Web3 and the Metaverse



Check Out
Vans Low Top - Burgundy
Order | 1 Item
Add Coupon
Basket Charges
Delivery Charges
Total Amount
$65.00
PAY WITH CRYPTO
9:41
88 Lermontova St.
ROCKETFUEL
Amazon
Total 1,222.75 USD
Choose wallet
Binance
Choose coin
Bitcoin
0.0047859 BTC
or you can pay with any wallet
You pay 0.001286 BTC
Pay with crypto

ROCKETFUEL

Solution

Vision: A New Kind Of Payment Exchange



ANYONE

Anyone can send payment to anyone

ANY DEVICE

This is a 24/7 payment gateway that never goes to sleep

ANYTIME, ANY CONTEXT

Payments can be sent from any device to any device, mobile, web, tablet etc.

ANY CURRENCY

The gateway will support currencies from different regions of the world.

CRYPTO OR FIAT

We automatically convert between any two currencies, regardless of crypto or fiat. The sender and the receiver do not need to have the same currency.

ROCKETFUEL

We're following a proven model for tech startups

We are where we should be after 2 years

Month 1-3	Define product, hire team
Month 3-15:	Develop product, early test with 2-5 paying customers.
Month 16-21 :	Production test and product market fit with 10+ customers and partners. Ideally with one large elephant. Build GTM team and processes.
Month 22+:	Scale GTM and sales
Year 3-7	Go public on Nasdaq or Get acquired Return 10x to investors

Solution

We delivered the first two products in our Roadmap

Business Value

2021 ✓
- **RKFL e-Commerce (Accept Crypto, ACH)**

Q3 2022 ✓
- **RKFL B2B Cross Border payments**
- RKFL e-Commerce Payments (Crypto, ACH)

Q4 2022
- **RKFL Blockchain Loyalty Program**
- RKFL B2B Cross Border
- RKFL e-Commerce Payments (Crypto, ACH)

2023
- **RKFL Metaverse Payments**
- Loyalty Program
- RKFL B2B Cross Border
- RKFL e-Commerce Payments (Crypto, ACH)

RKFL WEB3 PAYMENT FRAMEWORK (FOUNDATION)

Current status

- Three products / revenue sources
  - E Commerce product developed, live, generating transactions and revenue
  - B2B cross border remittance product tested and validated with 4 customers and $1M+ volume
  - Loyalty product MVP developed in partnership with ACI Worldwide.

- Proven product market fit:
  - Merchants and partners live and generating transactions and revenue.

- GTM team and activities built and growing

- Sales strategy: Indirect through Payment Service Providers and other partners
  - Large partners are ACI worldwide and PaymentCloud generating merchants
  - Several $1B merchants

- Result: Exponential growth.

E-Commerce: Exponential growth and healthy backlog drive



Transactions
350%
418%
1,700%
Jun
Jul
Aug
Sept
Oct
Nov

E-Commerce Transaction growth

CQ2 -> CQ3: 930% Actual
CQ3 -> CQ4: 1,000%+ Projected
CG3 -> CQ4: 384% Actual

Verticals with adoption: Adult, Luxury, Gaming, Gambling

Implementation Backlog: 35 Merchants
One adult site with $1B annual revenue

Upside:
- B2B Cross border transaction
- Loyalty Product

Solution

RocketFuel E-commerce is unique

Merchants switching from competitors like Coinpayments, Bitpay, and others


ROCKETFUEL

Settlement Guarantee

Merchants always receive the listed price of goods sold without rate volatility

Fastest payment confirmation

In store and online purchases are confirmed within 20-30 seconds for popular coins

1 Click checkout

Customers never have to leave their shopping carts to make payments in another website.

Loyalty Program

Loyalty program increases revenue for merchants through access to its members.

Supports all FIAT, wallets, and 200+ cryptocurrencies

Ecosystem supports all major crypto wallets, exchanges, and currencies.

Advanced partner dashboard

Multilevel Support allows partners and their partners to control their own business

Solution

Industry's first token and NFT based loyalty program

BUILD CUSTOMER LOYALTY



Shoppers earn tokens on all purchases at participating merchants

INCREASE REVENUE FROM NEW CUSTOMERS


NEW

Merchants promote their products to all members in the program for free.

A fee is paid by the merchant when a shopper makes a purchase

ATTRACT YOUNGER CUSTOMERS WITH NFT PROMOTIONS


Bored Ape Yacht Club
53.89

NFTs enable unique rewards experience for shoppers.

Membership NFTs, discount NFTs, collectible NFTs

PROVIDE MORE FLEXIBLE LOYALTY PROGRAM



Shoppers earn tokens that increase in value. Tokens can be transferred to others and can be converted to cash.

2023 target: 10,000 merchants, 50M members

ROCKETFUEL

Coin Funding Schedule

Sale Period	Tokens Sold	Selling Price	Amount Raised
Private Sales (Nov 2022)	65,000,000	USD 0.015	USD 975,000
Presales (Nov / Dec 2022)	75,000,000	USD 0.020	USD **1,500,000**
Public Sale (Dec/Jan 2022/2023)	60,000,000	USD 0.025	USD 1,500,000
Total	**200,000,000**		**USD 3,975,000**

Total tokens issued: 1B

Other

- European Subsidiary created
- VASP license in EU allowing us to run an exchange
- Valuation

Q&A